UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

HSN, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 HSN Drive, St. Petersburg, Florida		33729
(Address of principal executive offices)		(Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On August 4, 2016, HSN, Inc., a Delaware corporation (“HSNi”), announced its financial results for the quarter ended June 30, 2016. A copy of HSNi’s press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by this reference. The information contained in this report, including Exhibit 99.1, shall not be deemed “filed” with the U.S. Securities and Exchange Commission nor incorporated by reference in any registration statement filed by HSNi under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 4, 2016, Judy Schmeling was appointed President of Cornerstone Brands, Inc.  The Company has initiated a search for a new Chief Financial Officer. Ms. Schmeling will continue in her role as Chief Operating Officer and, until a new Chief Financial Officer is appointed, as Chief Financial Officer. A copy of HSNi’s press release attached as Exhibit 99.2 to this report on Form 8-K is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 4, 2016
99.2	Press Release dated August 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, INC.
Date: August 4, 2016
	By:	/s/ Judy A. Schmeling
Judy A. Schmeling
Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2016
99.2	Press Release dated August 4, 2016